UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 18, 2025

Date of Report (Date of earliest event reported)

TEN Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-42515	99-1291725
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1170 Wheeler Way Langhorne, PA	19047
(Address of Principal Executive Offices)	(Zip Code)

1.800.909.9598

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	XHLD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 18, 2025, TEN Holdings, Inc. (the “Company”) entered into a market awareness agreement (the “MCA Agreement”), dated as of June 27, 2025, by and between MicroCap Advisory, LLC (the “MC Advisor”), a Florida company, pursuant to which agreement the Company engaged the MC Advisor to provide investor communications and market awareness services for a six-month term. According to the MCA Agreement, the MC Advisor will develop and implement a multi-step investor outreach strategy, including positioning, media planning, and campaign execution. As compensation, the MC Advisor will receive a $15,000 setup fee and $100,000 per month, beginning one week after execution of the MCA Agreement. Additionally, the Company will issue 500,000 fully earned warrants to the MC Advisor, exercisable at $0.40 per share for two years, with anti-dilution adjustments in the event of a reverse stock split and cashless exercise rights if unregistered. Either party may terminate the MCA Agreement after 60 days upon 30 days’ written notice. As of the date of this current report, the Company has not issued any warrants to the MC Advisor. The Company expects to issue the foregoing warrants to the MC Advisor by the end of 2025.

The foregoing summary of the material terms of the MCA Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached as an exhibit to this report, and which is incorporated herein in its entirety by reference. The representations, warranties, and covenants in the MCA Agreement were made only for purposes of such agreement and as of a specific date, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit
10.1	Market Awareness Agreement, dated as of June 27, 2025, between TEN Holdings, Inc. and MicroCap Advisory, LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEN Holdings, Inc.

Date: August 8, 2025	By:	/s/ Randolph Wilson Jones III
Randolph Wilson Jones III
Chief Executive Officer and Director